Discontinued Operations (Annual)	12 Months Ended
Dec. 31, 2011
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
3.  Discontinued Operations

On July 15, 2008, substantially all of the assets of the Entertainment Division were sold for a purchase price of $24.5 million, of which $7.4 million was paid in cash, $0.4 million in escrow and $16.7 million of debt was assumed by the purchaser, including $0.3 million of debt of the joint venture, MetroLux Theatres.  Of the $0.4 million cash in escrow, $0.1 million was released to the buyer and $0.3 million was released to the Company.  The escrow settlement resulted in a $62,000 gain in 2010, which is in a separate line item, Income from discontinued operations, in the Consolidated Statements of Operations.  During 2011, the Company recorded a $224,000 write-down on the land held for sale located in Silver City, New Mexico.  The Company accounted for sale of the assets of the Entertainment Division as discontinued operations.